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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 1999
                                                         -----------------



                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4
                       the SLM Student Loan Trust 1998-1,
                       the SLM Student Loan Trust 1998-2
                       the SLM Student Loan Trust 1999-1
                       the SLM Student Loan Trust 1999-2
                     and the SLM Student Loan Trust 1999-3)


Delaware                  33-95474/333-2502/333-24949        23-2815650
--------                  ---------------------------        ----------
(State or other           (Commission File                   (I.R.S. employer
Jurisdiction of           Numbers)                           Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500

                                  Page 1 of 4
                        Exhibit Index appears on Page 4
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Item 5.  Other Events
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         On or about December 28, 1999, SLM Student Loan Trust 1999-3, a newly formed Delaware Business Trust (the "Trust"), intends to issue Floating Rate Class A-1 and Class A-2 Student Loan-Backed Notes in the aggregate principal amount of $1,988,500,000 (the "Notes") and Floating Rate Student Loan-Backed Certificates in the aggregate principal amount of $ 72,300,000 (the "Certificates," and, together with the Notes, the "Securities"). The Trust intends to issue the Notes pursuant to an Indenture, dated as of December 1, 1999, among the Trust, Chase Manhattan Bank Delaware, as eligible lender trustee (the "Eligible Lender Trustee"), and Bankers Trust Company, as Indenture Trustee. The Trust intends to issue the Certificates pursuant to a Trust Agreement, dated as of December 1, 1999, between the Registrant and the Eligible Lender Trustee.

         In connection with the sale of the Securities, Morgan Stanley & Co. Incorporated, a broker-dealer acting as an underwriter on behalf of the Registrant ("Morgan Stanley"), has advised the Registrant that it has furnished to prospective investors a written "Term Sheet" that has elements of both a Structural Term Sheet and a Collateral Term Sheet (as such terms are defined in Distribution of Certain Written Materials Relating to Asset-Backed Securities (February 17, 1995) (response to no-action request from the Public Securities Association)) (the "Computational Materials") with respect to the Securities after the effective date of Registration Statement No. 333-24949 (the "Registration Statement") but before the final prospectus (including both the base prospectus and the prospectus supplement) became available and was delivered to the prospective investors. Morgan Stanley has further advised the Registrant that the Computational Materials were furnished to the prospective investors at such prospective investor's request in order to assist the investor in determining whether the proposed structure for the sale of the Securities and the composition of the student loan collateral would meet the investor's needs. The contents of this Current Report on Form 8-K shall be deemed to be incorporated by reference in the Registration Statement and to be a part thereof from the date of filing hereof.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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         (c)  Exhibits

                  99.1     Computational Materials

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                        Exhibit Index appears on Page 4
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 23, 1999

                                      SLM FUNDING CORPORATION

                                      By:  /s/ MARK G. OVEREND
                                         ---------------------------------------
                                      Name:    Mark G. Overend
                                      Title:   President

                                  Page 3 of 4
                        Exhibit Index appears on Page 4
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                                INDEX TO EXHIBITS
                                -----------------

                                                                Sequentially
       Exhibit                                                  Numbered
       Number             Exhibit                               Page
       ------             -------                               ----

       99.1               Computational Materials

                                  Page 4 of 4
                        Exhibit Index appears on Page 4